Exhibit 99.1

Second Quarter 2014 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS” AND “RISK FACTORS” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the Securities and Exchange Commission on August 11, 2014, and “Item 1A – RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission on March 27, 2014. This electronic presentation is provided as of August 20, 2014. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

EPA’s Proposed Clean Power Plan Vogtle 3 & 4 Construction Update DOE and RUS Loan Updates Financial and Operational Results Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer 3 Mike Smith President and Chief Executive Officer

EPA proposed the Clean Power Plan on June 18, 2014 under section 111(d) of the Clean Air Act. Rules to be finalized June 1, 2015. Nationally, seeks 30% reduction in CO2 emissions from electric generation by 2030 (vs. 2005 baseline), with interim reductions from 2020-2029. To be achieved through 1) plant efficiency upgrades 2) shifting generation from coal to natural gas 3) expansion in renewable and nuclear power and 4) demand-side energy efficiency programs. Proposal establishes state-specific emission rate reduction requirements. For Georgia, would require 44% reduction from 2012 levels. Carbon-free new nuclear generation being built at Vogtle 3 & 4 was assumed by EPA in establishing the compliance targets resulting in this more stringent reduction goal. Could result in material compliance costs. Comments due on October 16th. EPA’s Proposed Clean Power Plan 4

Oglethorpe’s Resources (a) Includes Oglethorpe and Smarr EMC resources. Capacity reflects planning capacity. Member Sales Member & Non-Member Sales Energy(a) (July 2013- June 2014) 2014 Capacity(a) 5 Rocky Mountain Pumped Storage Hydro Sewell Creek Energy Facility Chattahoochee Energy Facility Hawk Road Energy Facility Plant Wansley Talbot Energy Facility Hartwell Energy Facility Plant Vogtle Plant Hatch Doyle Generating Plant Smarr Energy Facilitiy Plant Scherer Thomas A. Smith Energy Facility

Oglethorpe’s CO2 Emissions Rates – All Energy Sources 6 Source: EPA data adjusted for Oglethorpe based on its ownership percentage in its various resources.

Oglethorpe will participate in comments on the proposed rule, due on October 16th, and is coordinating with its Members, other cooperatives in the U.S. and other utilities in Georgia. Key messages include the following: The rule is very complex. Significant cost impacts will result that must be borne by our Members and their consumers. Georgia is unfairly impacted relative to most other states. Zero-emission “under construction” new nuclear is treated unfairly by being included in a state’s goal calculation. The overall cost of complying with the rule depends heavily on natural gas, which has a history of extreme price volatility. The proposed rule does not account for the differences between the cooperative business model and fully integrated utilities. Oglethorpe’s Response 7

Overview 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. $4.5 billion estimated total cost to Oglethorpe (including AFUDC and contingency), which assumes commercial operation in 4th quarter of 2017 and 2018 for Units 3 and 4, respectively. Vogtle 3 & 4 Project Update $2.2 billion spent through 6/30/2014 Actuals Forecasts DEC 2011 DCD Final Rule Effective 2005 2017 2016 2015 2014 2013 2012 2011 2010 2009 2006 2007 2008 2018 MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet 2018 Unit 4 In-Service AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA 2017 Unit 3 In-Service AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete 8 FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete

Vogtle 3 & 4 Construction Update

OglethorpePower

	Unit 3	Unit 4
Progress	✓ Initiated CA01 Module Assembly ✓ Initiated Annex Building Construction ✓ Nuclear Island Concrete Placements	✓ Initiated CA20 Module Fabrication ✓ Nuclear Island Wall Placements ✓ Reactor Vessel Delivery (see photo)
Upcoming	• Set CA05 (Wall Module) • Set Containment Vessel Lower Ring • Complete Cooling Tower Vertical Construction	• Set CA04 Module • Continue Nuclear Island Concrete Placements • Turbine Island Vertical Construction

Construction of New Units at Plant Vogtle 10 Cooling Towers Unit 3 Unit 4 Unit 3 Annex Building Nuclear Island Heavy Lift Derrick Turbine Island Condenser Assembly Unit 3 CA03 Turbine Island Nuclear Island Unit 4 Unit 3 Containment Vessel Module Assembly Building

RUS & DOE Loan Status Total Amount Outstanding under All RUS Guaranteed Loans: $2.6 billion Purpose/Use of Proceeds Approved Advanced (to date) Remaining Amount Approved Loans General & Environmental Improvements $310,228,000 $209,907,782 $100,320,218 Hawk Road Energy Facility 203,100,000 132,657,993 70,442,007 General Improvements 127,703,000 87,578,335 40,124,665 General & Environmental Improvements 230,050,000 - 230,050,000 $871,081,000 $430,144,110 $440,936,890 11 Purpose/Use of Proceeds Approved Advanced (to date) Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $725,000,000 $1,996,597,857 Capitalized Interest 335,471,604 12,418,600 (b) 323,053,004 $3,057,069,461 (c) $737,418,600 $2,319,650,861 (a) RUS and DOE guaranteed loans are funded through Federal Financing Bank. (b) Represents accrued capitalized interest being financed with the DOE guaranteed loan. (c) Aggregate borrowings under the Facility may not exceed the lesser of 70% of Eligible Project Costs or the amount shown. RUS Guaranteed Loans(a) as of July 31, 2014 DOE Guaranteed Loan(a) as of July 31, 2014 $730 million is available to advance based on eligible project expenses incurred through 6/30/14.

Bank Credit Facilities Term of Facilities Plus Optional Term Out Until 2043 $210MM CFC Unsecured Time Now 12 $40MM CFC Incremental Secured Term Loan Commitment(a) (a) Issued under a $250 million secured term loan agreement, however outstanding advances under the CFC $210 million line of credit reduce the availability to borrow under this secured term loan agreement. Plan to renew prior to expiration in 2015. Evaluating size and structure of renewal. We do not plan to renew this facility when it expires on September 30, 2014. Bank of America, N.A. (Admin. Agent) 210 $ CoBank 150 $ SunTrust Bank 130 $ Wells Fargo Bank 125 $ Royal Bank of Canada 110 $ Bank of Montreal 100 $ Bank of Tokyo - Mitsubishi 100 $ Mizuho 80 $ JPMorgan Chase 60 $ Fifth Third Bank 50 $ Goldman Sachs Bank 50 $ US Bank 50 $ PNC Bank 40 $ Chang Hwa Commercial Bank 10 $

Oglethorpe’s Available Liquidity as of August 15, 2014 Borrowings Detail $251.2 MM Letter of Credit Support for VRDBs/T.A. Smith $100.6 MM Vogtle Interest Rate Hedging $116.2 MM Vogtle Interim Financing Represents 853 days of liquidity on hand (excluding Cushion of Credit). 13 $489 $1,946

Rate Structure Assures Recovery of All Costs + Margin Fixed costs: Members billed based on board-approved annual budget and budget revisions throughout the year, if necessary. Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required). Energy costs: Actual costs are passed through. Monthly true-up of estimate vs. actual. Note: First Mortgage Indenture requires an MFI ratio of least 1.10x MFI coverage requirement of 1.10x under First Mortgage Indenture. Achieved 1.14x MFI since 2010. Budget of 1.14x MFI for 2014. Formulary rate under Wholesale Power Contract. Designed to recover all costs, plus margin. Annual budget and rate adjustments to reflect budget changes are generally not subject to approval of RUS, DOE or any other regulatory authority. Changes to rate formula are subject to RUS and DOE approval. (Projected) Margin Coverage 14 1.10 1.10 1.10 1.10 1.12 1.14 1.14 1.14 1.14 1.14 $17.7 $18.2 $19.1 $19.3 $26.4 $33.7 $37.7 $39.3 $41.5 $46.8 $0.0 $25.0 $50.0 1.05 1.10 1.15 1.20 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Margin (MM) MFI Coverage

Income Statement Excerpts 15 Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2014 Budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. December 31, ($ in thousands) 2014 2013 2013 2012 2011 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $672,875 $592,844 $1,166,618 $1,204,008 $1,224,238 Sales to Non-Members 50,408 37,419 78,758 120,102 166,040 Operating Expenses 583,826 492,914 1,013,852 1,102,277 1,152,458 Other Income 23,036 19,942 43,433 61,487 44,264 Net Interest Charges 126,074 110,765 233,477 244,000 244,347 Net Margin $36,419 $46,526 $41,480 $39,320 $37,737 Margins for Interest Ratio (a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.68 6.67 6.29 5.77 6.25 Sales to Members (MWh) 10,079,497 8,886,487 18,549,886 20,852,826 19,574,145 Year Ended June 30,

Capacity Factor Comparison through June 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 16

Balance Sheet Excerpts 17 (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has financial covenants in certain of its credit agreements, pursuant to which it is currently required to maintain minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery and to produce margins to meet financial coverage requirements. June 30, ($ in thousands) 2014 2013 2012 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,569,938 $4,434,728 $4,034,620 CWIP 2,227,216 2,212,224 2,240,920 Nuclear Fuel 338,856 341,012 321,196 Total Electric Plant 7,136,010 6,987,964 6,596,736 Cash and Cash Equivalents 329,866 408,193 298,565 Total Assets $9,261,680 $9,095,212 $8,314,566 Capitalization: Patronage Capital and Membership Fees $750,908 $714,489 $673,009 Accumulated Other Comprehensive Margin (Deficit) 278 (549) 903 Subtotal $751,186 $713,940 $673,912 Long-term Debt and Obligations under Capital Leases 7,007,995 6,939,249 5,920,073 Long-term Debt and Capital Leases due within one year 289,067 152,153 168,393 Other 15,898 15,379 14,392 Total Long-Term Debt and Equities $8,064,146 $7,820,721 $6,776,770 Equity Ratio (a) 9.3% 9.1% 9.9% December 31,

18 Recent and Upcoming Financing Activity Completed to date in 2014: $250 million taxable first mortgage bonds offering for existing facilities. Upcoming: Renew syndicated commercial paper backup facility by June, 2015.

Liquidity Net Margin Wholesale Power Cost Interim Financing Long Term Debt Balance Sheet Electric Plant Average Cost of Funds: 0.24% (dollars in millions) Secured LT Debt (06.30.2014): $7.17 billion Weighted Average Cost: 4.586% Equity/Capitalization Ratio: 9.3% 2014 1.14 MFI June 30, 2014 2014 19 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. June 30, 2014

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. (Exhibits to Oglethorpe’s SEC filings are available on EDGAR but not on its website.) Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. For additional information please contact: Additional Information 20 Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240